EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	December 1 – December 31, 2011
Federal Tax I.D. #	47-0549819

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

	September 30,	September 30,	September 30,
DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Disbursements	MOR-1a	x
Bank Account Information	MOR-1b	x	x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alexi A. Wellman	February 17, 2012
Signature of Authorized Individual*	Date

Alexi A. Wellman
Printed Name of Authorized Individual

Chief Financial Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

Nebraska Book Company, Inc., et al.

MOR1a

Disbursements

December 2011

	September 30,	September 30,	September 30,
Company Name	Case Number	Federal ID Number	Amount
NBC Holdings Corporation	11-12006	75-3147477	$—
NBC Acquisition Corporation	11-12008	47-0793347	—
Nebraska Book Company, Inc.	11-12005	47-0549819	40,577,535
Specialty Books, Inc.	11-12007	75-3044807	10,017
NBC Textbooks, LLC	11-12004	20-1831425	21,299,483
College Bookstores of America, Inc.	11-12009	36-3309518	13,832,640
Campus Authentic, LLC	11-12003	90-0439156	—
Net Textstore, LLC	11-12002	14-1996469	20,000

Total			$75,739,675

The disbursement information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

Nebraska Book Company, Inc., et al.

MOR1b

Account Balances

December 2011

September 30,
Last 4 digits of Account Number	Book Balance December 31, 2011

Main Corporate Accounts
7107	$37,915,176
3259	(60,024)
0248	350,000
5099	91,596
9988	1,032
7131	(2,874)
8027	(5,770)
7107	(2,646,130)

Change Fund	7,945,753

Aggregate individual bookstore accounts	9,724,999 (1)

$53,313,758

(1)	Individual bookstore accounts are swept periodically into the corporate account.

February 17, 2012

Office of the United States Trustee

Subject: December Monthly Operating Report Attestation Regarding Bank Account Reconciliations

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The Debtor has, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Alexi A. Wellman
Name: Alexi A. Wellman Position: Chief Financial Officer

Sworn to and Subscribed

before me on this 17th

day of February, 2012

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR 2

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2011

(UNAUDITED)

	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx
	CONSOLIDATED NBC ACQUIS CORP		ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC

REVENUES, net of returns	$382,239,549	A	$(34,157,672)	—	$212,135,083	$106,442,885	$6,682,011	$86,291,946	$4,690,868	$154,428

COSTS OF SALES (exclusive of depreciation shown below)	234,074,742		(34,178,121)	—	137,821,582	66,075,743	2,644,911	58,581,510	3,000,442	128,675

Gross profit	148,164,807	A	20,449	—	74,313,501	40,367,142	4,037,100	27,710,436	1,690,426	25,753

OPERATING EXPENSES:
Selling, general and administrative	126,036,287		20,449	—	89,155,720	12,619,665	2,459,320	20,663,956	1,094,221	22,956
Depreciation	5,889,678		—	—	4,476,526	555,315	8,170	828,804	20,863	—
Amortization	6,036,938		—	—	1,279,282	4,019,963	—	659,695	77,998	—
Impairment	122,638,927		—	—	106,726,036	—	—	15,912,891	—	—
Stock-based compensation	26,004		—	—	26,004	—	—	—	—	—
Intercompany administrative charge	—		—	—	(6,565,150)	2,766,700	140,400	3,561,300	96,750	—

	260,627,834		20,449	—	195,098,418	19,961,643	2,607,890	41,626,646	1,289,832	22,956

INCOME (LOSS) FROM OPERATIONS	(112,463,027)		—	—	(120,784,917)	20,405,499	1,429,210	(13,916,210)	400,594	2,797

OTHER EXPENSES (INCOME)
Interest expense	30,827,868		—	2,082,725	28,744,849	158	130	—	6	—
Interest income	(14,476)		—	—	1,367	—	—	(15,202)	(641)	—

	30,813,392		—	2,082,725	28,746,216	158	130	(15,202)	(635)	—

INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(143,276,419)		—	(2,082,725)	(149,531,133)	20,405,341	1,429,080	(13,901,008)	401,229	2,797

REORGANIZATION ITEMS	20,613,810		—	—	20,613,810	—	—	—	—	—

INCOME (LOSS) BEFORE INCOME TAXES	(163,890,229)		—	(2,082,725)	(170,144,943)	20,405,341	1,429,080	(13,901,008)	401,229	2,797

INCOME TAX EXPENSE (BENEFIT)	(29,828,000)		—	(104,000)	(32,768,000)	7,490,000	525,000	(5,118,000)	147,000	—

NET INCOME (LOSS)	$(134,062,229)		$—	$(1,978,725)	$(137,376,943)	$12,915,341	$904,080	$(8,783,008)	$254,229	$2,797

A	Deferred rental revenue and gross profit as of December 31, 2011 are $726,247 and $341,102, respectively.

Nebraska Book Company, Inc., et al.

MOR 3

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2011

	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx	xxxxx
	CONSOLIDATED NBC ACQUIS CORP	ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$53,313,758	$—	$—	$44,145,899	$7,230,000	$—	$1,936,288	$1,571	$—
Intercompany receivable (payable)	—	(26,207,749)	26,207,749	(109,873,375)	154,047,655	4,165,408	(45,713,591)	(2,590,830)	(35,267)
Receivables, net	67,788,011		42	19,204,672	34,758,729	265,959	12,942,205	608,502	7,902
Inventories	183,315,556	—	—	104,874,958	16,294,732	2,685,677	57,368,083	2,092,106	—
Recoverable income taxes	8,196,002	—	—	8,196,002	—	—	—	—	—
Deferred income taxes	7,334,819	—	(45,585)	1,928,404	4,141,000	123,000	1,160,000	28,000	—
Prepaid expenses and other assets	41,755,973	—	—	28,217,200	4,380,156	—	9,130,559	28,058	—

	361,704,119	(26,207,749)	26,162,206	96,693,760	220,852,272	7,240,044	36,823,544	167,407	(27,365)
PROPERTY AND EQUIPMENT, net of depreciation & amortization	37,903,306	—	—	32,755,911	737,435	133,439	3,960,499	316,022	—
GOODWILL	7,599,064	—	—	7,599,064	—	—	—	—	—

IDENTIFIABLE INTANGIBLES, net of amortization	107,482,112	—	—	39,278,323	65,055,240	—	1,924,931	1,223,618	—
DEBT ISSUE COSTS, net of amortization	628,758	—	446,950	181,808	—	—	—	—	—
INVESTMENT IN SUBSIDIARIES	—	(20,353,382)	(130,937,555)	151,290,937	—	—	—	—	—
OTHER ASSETS	2,486,454	—	—	2,190,587	92,923	—	202,944	—	—

	$517,803,813	$(46,561,131)	$(104,328,399)	$329,990,390	$286,737,870	$7,373,483	$42,911,918	$1,707,047	$(27,365)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$58,859,798	$—	$—	$36,451,756	$3,989,800	$(189)	$18,164,413	$253,303	$715
Accrued employee compensation and benefits	6,903,476	—	—	4,875,333	1,261,083	—	740,585	26,475	—
Accrued interest	1,767,271	—	—	1,767,271	—	—	—	—	—
Accrued incentives	5,146,103	—	—	13,938	5,132,165	—	—	—	—
Accrued expenses	4,751,083	—	—	3,675,829	13,807	—	1,055,273	6,174	—
Income taxes payable	—	—	—	(87,445,319)	84,686,187	2,083,000	672,176	8,489	(4,533)
Deferred revenue	3,606,146	—	—	3,385,047	—	—	221,099	—	—
Current maturities of long-term debt	95,871	—	—	95,871	—	—	—	—	—
DIP term loan facility	124,380,110	—	—	124,380,110	—	—	—	—	—

Total current liabilities	205,509,858	—	—	87,199,836	95,083,042	2,082,811	20,853,546	294,441	(3,818)
LONG-TERM DEBT, net of current maturities	73,147	—	—	73,147	—	—	—	—	—
OTHER LONG-TERM LIABILITIES	20,000	—	—	20,000	—	—	—	—	—
DEFERRED INCOME TAXES	15,500,157	—	(10,292,472)	1,528,629	24,484,000	27,000	(691,000)	444,000	—
LIABILITIES SUBJECT TO COMPROMISE	470,126,743	(26,207,749)	79,390,165	414,575,129	33,341	3,076	2,326,866	5,915	—
COMMITMENTS
REDEEMABLE PREFERRED STOCK
Series A redeemable preferred stock, $.01 par value, 20,000 shares authorized, 10,000 shares outstanding at redemption value	14,076,596	—	14,076,596		—	—	—	—	—
STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, voting, authorized 5,000,000 shares of $.01 par value;
554,094 shares issued and outstanding	5,541	(100)	5,541	100	—	—	—	—	—
Additional paid-in capital	111,307,293	(210,384,514)	111,307,293	148,297,465	59,817,667	—	346,232	1,923,150	—
Note receivable from stockholder	(96,343)	—	(96,343)		—	—	—	—	—
Retained earnings (Accumulated deficit)	(298,719,179)	190,031,232	(298,719,179)	(321,703,916)	107,319,820	5,260,596	20,076,274	(960,459)	(23,547)

Total stockholders’ equity (deficit)	(187,502,688)	(20,353,382)	(187,502,688)	(173,406,351)	167,137,487	5,260,596	20,422,506	962,691	(23,547)

	$517,803,813	$(46,561,131)	$(104,328,399)	$329,990,390	$286,737,870	$7,373,483	$42,911,918	$1,707,047	$(27,365)

February 17, 2012

Office of the United States Trustee

Subject: December Monthly Operating Report Attestation Regarding Post-petition Taxes

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Alexi A. Wellman
Name: Alexi A. Wellman
Position: Chief Financial Officer

Sworn to and Subscribed

before me on this 17th

day of February, 2012

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR5

Accounts Reconciliation and Aging

December 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (1)

September 30,
Accounts Receivable Reconciliation	Amount

Total Accounts Receivable at the Beginning of the Reporting Period	$32,014,148

Plus: Amounts billed during the period	40,215,391
Less: Amounts collected during the period	(25,241,788)
Less: Amounts written off or returned during the period	(1,934,695)
Less: Customer rebates applied against receivable	(252,079)
Plus (less): Miscellaneous Other	171,914

Change in accounts receivable, net	12,958,743

Total Accounts Receivable	44,972,891
Less: Allowance for uncollectible accounts	(1,283,360)

Total Accounts Receivable,net at the End of the Reporting Period	$43,689,531

September 30,
Accounts Receivable Aging	12/31/2011

0-30 days old	30,855,096
31-60 days old	4,597,694
61-90 days old	(877,131)
Over 90 days old	10,397,232

Total Aged Accounts Receivable	44,972,891
Less: Allowance for uncollectible accounts	(1,283,360)

Net Accounts Receivable	$43,689,531

(1)	“Accounts receivable” in the accompanying Balance Sheet under Form MOR-3 includes certain items which are not included in this table, including receivables for returns to publishers and buy funds receivable.

Nebraska Book Company, Inc., et al.

MOR6

Payments to Professionals

December 2011

September 30,
Name	Amount
Kirkland & Ellis, LLP	$311,054
AlixPartners, LLP	423,396
Mesirow Financial Consulting, LLC	74,433
Lowenstein Sandler PC	58,899
Stevens & Lee, PC	16,252
Pachulski Stang Ziehl & Jones LLP	190,309

Total	$1,074,343

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	December 31, 2011
MOR 7
Federal Tax I.D. #	47-0549819

Debtor Questionnaire

	September 30,	September 30,	September 30,
	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X

7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X

8	Are any post petition payroll taxes past due?		X

9	Are any post petition State or Federal income taxes past due?		X

10	Are any post petition real estate taxes past due?		X

11	Are any other post petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?	X

13	Are any amounts owed to post petition creditors delinquent?		X

14	Are any wage payments past due?		X

15	Have any post petition loans been received by the Debtor from any party?		X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X